HYSTER

Yale

COMMITTED to GROWTH

HYSTER-YALE
MATERIALS HANDLING

Investor Presentation November 6, 2015 Exhibit 99

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Presenters
•
Alfred M. Rankin, Jr.
Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling
•
Colin Wilson
President and Chief Executive Officer of NACCO Materials Handling Group
•
Kenneth C. Schilling
Senior Vice President and Chief Financial Officer

Safe Harbor Statement & Disclosure

This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (October 28, 2015). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of
Hyster-Yale’s securities.

HYSTER

STRONG PARTNERS.
TOUGH TRUCKS.™

UTILEV®
THE UTILITY
LIFT TRUCK™

Yale®
People. Products. Productivity.™

NUVERA®

COMMITTED to GROWTH

HYSTER-YALE
MATERIALS HANDLING

Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY)
Leading global designer, manufacturer and
marketer of lift trucks and provider of aftermarket
parts and support
Headquartered in Cleveland, Ohio
Separate lift truck and fuel cell power solutions
segments
Over 5,400 employees globally
LTM 9/30/15 Revenue –
$2.6 billion
LTM 9/30/15 Net income –
$83.9 million
LTM 9/30/15 EBITDA
(1)
–
$141.0 million
9/30/15 Net cash –
$67.6 million
LTM 9/30/15 ROTCE
(1)
of 22.0% (Net cash basis)
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix starting on page 26.

NUVERA

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Our Businesses Our Core Lift Truck Business Organic growth through market share gain 5 Our New Hydrogen Power Business Rapid growth through development of technology

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

HYSTER-YALE
HYSTER-YALE
Leading position in growing industry
benefiting from globalization and long-
term worldwide economic recovery and
development
High potential for partnership and
consolidation opportunities to enhance
share gain initiatives
Strong balance sheet, financial
flexibility and attractive returns on
capital employed
Premier brands, comprehensive global
product line and exclusive, global
independent distribution network
Strong economic engine driven
by volume economies of scale
Focused strategic initiatives to gain
market share and enhance margins
over next two years
Focused investment in capital goods sector with share gain and growth opportunities -
in developed countries from exposure to
goods movement, distribution and warehousing, and in developing countries from exposure to industrialization
A Solid Investment Option
Debt free
Cash Generation & Commitment to
Shareholder Return
Investment & Growth in
Game Changing Technology
Leading Products & Market Positions
Strategies to Gain Share in Growth
Segments & Markets
Customer Focused &
Solutions Oriented

COMMITTED to GROWTH
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2015 Third Quarter Highlights
•
Lift truck segment revenue decline driven by significant
unfavorable currency and a shift in mix to lower-priced trucks partially offset by higher unit volumes and price increases
Decrease in lift truck operating results from:
-
Unfavorable currency movements of $4.4 million and a shift
in sales to lower-margin products
+   Price increases, material costs deflation & lower freight, as well as lower operating expenses
•
Nuvera spend was on target with original guidance given
2015 Third Quarter Highlights
Short-term Outlook
2015 Third Quarter
LTM 9/30/15
Consolidated Revenue
$652.1
100.0%
$2,643.8
100.0%
Lift Truck Operating Profit
35.6
5.5%
131.2
5.0%
Nuvera
Operating
Loss
(6.6)
(1.1)%
(20.7)
(0.8)%
Consolidated
Operating Profit
29.0
4.4%
110.5
4.2%
Consolidated
Net Income
20.9
3.2%
83.9
3.2%
EBITDA
$36.6
5.6%
$141.0
5.3%
($ in millions)

•
Global lift truck markets expected to be soft in Q4 2015,
all markets expected to decline except Western Europe
Substantially lower operating profit in Q4 2015 due to
expected unit volume declines, unfavorable currency
movements and higher IT costs, partially offset by price
increases, lower incentive compensation and material
cost deflation
Lift truck net income expected to decline due to lower
operating profit and higher effective income tax rate
•
Nuvera
net
loss
expected
to
be
$5.5
million
-
$7.0
million
in Q4 2015

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Hyster-Yale Use of Cash Priorities

Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
To support strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies that will accelerate the
business
Acquisitions of other forklift-related businesses
2013
2014
2015
Annual
Dividends
(1)
$16.7m
$1.00/share
$17.8m
$1.10/share
$13.8m (Paid YTD)
$1.14/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock
Investments
to
commercialize
Nuvera’s
technology
(1)
Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2014 and 2015

COMMITTED to GROWTH

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Lift Truck Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 4.5% CAGR from 2006-2008 Average Industry Size. Source:  WITS.  Represents order intake.
Global Lift Truck Industry Breakdown (Units)
_____________________
Source: WITS.  LTM 9/30/15 Orders Reports.
Long-term
CAGR
(2004
–
2014)
=
4.5%
Global Lift Truck Industry Size
_____________________
Source: WITS.  LTM 9/30/15 and LTM 9/30/14 order intake.

Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 9/30/15 Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,102k
Units
Class 4
ICE
5%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Size
Estimated
Industry Revenue Mix
Class 5
ICE
56%
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
8%
Europe
32%
China
22%
Americas
25%
Japan
8%
Asia-Pacific
8%
Middle East &
Africa
5%
951
872
547
794
975
944
1,010
1,088
1,102
0
300
600
900
1,200
2007
2008
2009
2010
2011
2012
2013
2014
LTM
Q3 15
Class 1
Electric
17%
10%
Class 2
Electric
Class 3
Electric
31%
Class 4
ICE
3%
Class 5
ICE
39%
Change over Prior Year
Total
Americas
Brazil
EMEA
JAPIC
+3%
+13%
-34%
+5%
-3%

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Hyster-Yale’s Economic Engine

Hyster-Yale’s economic engine is driven by increasing unit volume as our “hedgehog” approach gets embedded in all our activities and our flywheels increase momentum…
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Design
Component
Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Geographic
and Product
Balance
Worldwide Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale

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Lift Truck Business Target Economics Goal and Gap to Target
7% Goal
Achieve minimum
operating profit
margin of 7% at the
peak of the current
market cycle and
7% at mid-cycle of the
next market cycle
Target
Economics
gap closure
can be
achieved by…
Increased margin
on ICE trucks
Segmentation
Low Cost of Ownership
Unit volume
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 9/30/15 Gap to Target Economics
Actual Lift Truck Operating Profit Margin
5.0%
Margin
Variances
(0.5%)
Unit margin
0.0%
Parts/other
(0.5%)
Volume
Variances
2.5%
Manufacturing
variances/other
1.5%
Operating Expenses
1.0%
Lift Truck Operating Profit % Gap
2.0%

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Leverage Gained from Moving Volume to Full Manufacturing Capacity

25,000
units of additional volume
$500 million
of additional revenue &
$65-$70 million
of operating profit
At Full Capacity:
115,000 units / year
$30 million
fixed cost absorption by moving from current capacity
utilization to full utilization of our manufacturing capacity
$35-$40 million
by meeting target economics in standard margin net of
increased SG&A spread over more units
0%
50%
100%
LTM Q3 2015
2017-2018
Unused Capacity
Unit Volume
23%

Thousands

Thousands

Thousands

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HYSTER-YALE MATERIALS HANDLING

Over the Remainder of this Market Cycle, Target Volumes Driven by…
Share growth of approx. 1.3% pts
>  Strategic initiatives
>  Share growth is expected to be
approximately 80% of volume
increase required
Growth of 15-20% by 2018-2019**
Growth of 0-5% by 2016-2017**
Growth of 5-10% by 2017-2018**
* Growth is from 2013 levels.

*First 9 months of 2015 Annualized
**Growth is from 2014 levels
100
200
300
400
500
2009
2010
2011
2012
2013
2014
2015*
EMEA Industry
Actual
Prior Peak
50
100
150
200
250
300
2009
2010
2011
2012
2013
2014
2015*
Americas Industry
Actual
Prior Peak
150
250
350
450
2009
2010
2011
2012
2013
2014
2015*
Asia Industry
Actual
Prior Peak

Understand Customer Needs
Enhance Big Truck Position
Low Cost of Ownership
Succeed in Asia
Improve Warehouse Position
Enhance Independent Distribution
Strengthen Sales and Marketing
COMMITTED to GROWTH
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Our Core Lift Truck Strategic Initiatives 14

[redacted] [redacted] [redacted]

[redacted] [redacted] [redacted]

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Core Lift Truck Strategic Initiatives Update

Strategic Objective
Implementation Highlights
•
Provide the right product and
solution to meet the specific
needs of different customers
across multiple industries
•
Increasing penetration of the
Metals and Paper segments
•
Gained conquest business at two
large trucking accounts
•
Introduced efficient battery
extraction solutions for electric
truck applications
Initiative
Understand
Customer Needs
Strategic Objective
Implementation Highlights
•
Deliver lowest cost of ownership
for all of our customers based
on their specific application
Initiative
Low Cost of
Ownership
•
Increasing penetration of factory-
fitted telematics
•
Introduced new fleet
management system to manage
costs more effectively
•
Launched fuel efficient engines
with longer service intervals
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments

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Core Lift Truck Strategic Initiatives Update

Strategic Objective
Implementation Highlights
•
Develop the strongest
independent, exclusive dealer
network
Initiative
Enhance Independent
Distribution
Strategic Objective
Implementation Highlights
•
Strengthen penetration of the
growing warehouse segment
Initiative
Improve Warehouse
Position
•
Completed a major restructuring of
network in North America that included
a competitive conversion
•
Growth of our dual brand coverage in
North America
•
6 new dealers appointed in EMEA since
the beginning of 2015
•
Resources: Adding industry-focused direct
salespeople and solutions and application
center expertise
•
Capability:
New products, enhanced selling
tools and trained dealers
•
Rollout:
Portfolio of initiatives, targeted
accounts and leverage global knowledge
•
Results: Winning business in 5 out of
the top 10 US Retailers’ Distribution
Centers
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse

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Core Lift Truck Strategic Initiatives Update

Strategic Objective
Implementation Highlights
Initiative
Succeed in Asia
Strategic Objective
Implementation Highlights
Initiative
Enhance Big Truck
Market Position
•
5
new dealers appointed in 2015
•
Direct sales support on large accounts
is resulting in sales to conquest
accounts
•
Additional Big Truck sales by
leveraging global metals industry
expertise
•
Launched additional UTILEV products
•
Large accounts identified,
assigned and actively being
pursued/increased direct sales
support
•
Conquest accounts won
•
Enhanced dealer support
capability
•
Expand market penetration
throughout Asia
•
Increase leading market
position in Big Trucks / Become
vendor of choice in Big Truck
segment
Outcome: Increase Share and Strengthen
Distribution at Accelerated Pace
Outcome: Enhance leading market position in Big Trucks

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Core Lift Truck Strategic Initiatives Update

Strategic Objective
Implementation Highlights
Initiative
Strengthen Sales and
Marketing Organization
•
Recruited experienced individuals with
deep knowledge of the lift truck business
•
Added expertise in dealer management,
account identification and coverage,
financial merchandising and solutions
development
•
Added expertise to focus on implementing
standard sales processes in  our
independent dealers
•
Expanded investment in National Account
sales
and
support
-
winning
conquest
accounts
•
Increased global collaboration to
maximize efficiencies and effectiveness
•
Strengthen and align sales and
marketing organization in all
geographic regions
Outcome: Gain momentum leading to higher unit volumes and enhanced market share

NUVERA

Units per Year
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
ITC Ends
2005
2010
2015
2020
2025

COMMITTED to GROWTH
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The Nuvera Story
Our Hydrogen Power Business

•
Purchased for a small
investment amount
•
Investing pre-tax expense
dollars to break-even
•
Solutions across Hydrogen
Value Chain
•
Strong IP / Patent
portfolio
•
Pipeline of new
technologies and solutions
•
Rapid usage development
in major user fleets
25-50%
•
Only one main competitor
in lift truck space
•
Increasing use and interest
from large users
•
Developing turnkey option
for lift truck customers
•
Integrated lift truck
engines will provide
increased value
•
Provides strong base for
entry into other industries
•
Core power source of lift
trucks in the future
Short Term Target
N. America Lift Truck Market
electric trucks
sold per year
140,000+
Estimated up to
can benefit from
Fuel Cell solutions
Why
Hydrogen
Source: David Greene et. al., Status and Outlook for the U.S. Non-Automotive Fuel Cell
Industry:  Impacts of Government Policies and Assessment of Future Opportunities, Oak
Ridge National Laboratory, May 2011 (ORNL/TM-2011/101).
Fuel Cell Power penetration
projected to triple by 2025
Lift Truck fleets already
largely electrified in
developed markets
Growing industrial demand
for high performance, zero
emission solutions
Electric Lift Trucks
offer many advantages:
maintenance, operations,
emissions
Fuel Cells can solve
limitations:
productivity,
scalability, performance, costs

NUVERA

Power: 100 kW net
Weight:
Volume:

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Nuvera Products

PowerTap
®
~ Hydrogen Generator
•
Low fixed costs ideal for small to medium size lift truck fleets
•
Scalable to meet growth in customer demand
•
On site generation reduces supply chain risk
PowerEdge
®
~ Battery Replacements
•
Seamless integration into most Electric Lift Truck designs
•
Stack power output size 50% higher than our leading competitor
•
Industrial design and testing demanding lift truck standards
Orion
®
~ Fuel Cell Engine
•
Current Generation: High efficiency and durability ideally suited to lift truck customer demands
•
Next Generation:  Leap in power density and efficiency opens opportunities in non-lift truck applications

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The Nuvera Plan
Develop PowerEdge
®
units for
full range of electric lift trucks
Build selling capacity
First orders for PowerEdge
®
units expected Q4 2015
Mean time between failure
(MTBF) improvements to
PowerTap
®
PT 50
Hercules
®
and Orion
®
2
technology development
Hyster-Yale dealer engagement
“Try-to-buy” PowerEdge
®
program
Turnkey Total Power Solution
Build customer based industry and
application solutions
Hercules
®
and Orion
®
2 product
development
Cost reduction engineering to
meet target costs
PowerTap
®
PT 250 development
Phase 1
2015 -
2016
Phase 1
2015 -
2016
Phase 3
2017 –
2018
Phase 3
2017 –
2018
Phase 2
2016 –
2017
Phase 2
2016 –
2017
700 PowerEdge
®
and 10
PowerTap
®
units per quarter at
target margins achieves break-
even operating profit performance
Develop incremental partner
opportunities in other industries
Launch Hercules and Orion
®
2
Integrated fuel cell engines for full
range of Hyster-Yale products
Capture full aftermarket potential
PowerTap
®
PT 250 launch

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Nuvera
–
Numerous Market Opportunities

Across the Lift Truck Line
•
Class 1,2 & 3 solutions in 2015-2016
•
Integrated engines for Big Truck and Class 4 & 5 in 2017-2019
Automotive
•
Growing market demand and OEM investment
•
Orion
®
2 next generation power density is strong differentiator
Construction Equipment
•
Environmental pressures driving search for non-emission solutions
•
Strong synergies with lift truck design requirements
Aerospace
•
Demand for emission reductions in many airports
•
Ground power supply & support vehicles, on-board power supply
Seaports
•
Emission free container handling
•
Ground support / drayage equipment, on-board auxiliary power

COMMITTED to GROWTH
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Low cost solution in heavy duty applications
Low cost solution in heavy duty applications
Increasing customer demand for battery alternative
Increasing customer demand for battery alternative
Market
gaining
momentum
–
Improve
productivity
Market
gaining
momentum
–
Improve
productivity
Incremental sales and service opportunities
Incremental sales and service opportunities
Zero emissions alternative to ICE
Zero emissions alternative to ICE
Growing
demand
for
low
emissions
–
Australia,
Japan,
China
Growing
demand
for
low
emissions
–
Australia,
Japan,
China
Nuvera –
Supporting Lift Truck Strategic Initiatives
Low Cost of Ownership
Low Cost of Ownership
Understanding Customer Needs
Understanding Customer Needs
Improving Warehouse Position
Improving Warehouse Position
Strong Independent Distribution
Strong Independent Distribution
Big Truck Position
Big Truck Position
Succeed in Asia
Succeed in Asia

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Valuation Approach By Business
Lift Truck Business
Lift Truck Business
Fuel Cell Business
Fuel Cell Business
Board Oversight as Separate Businesses
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Strong Operating Cash Generation
Market Leading Products and Position
Market Leading Products and Position
Mature Cyclical Industry
Mature Cyclical Industry
Value using Traditional Valuation
Model of EBITDA Multiple on a Net
Debt Basis
Value using Traditional Valuation
Model of EBITDA Multiple on a Net
Debt Basis
Developing / Technology Industry
Developing / Technology Industry
Distinct Technology / Patents in Fuel
Cell and Hydrogen Generation
Distinct Technology / Patents in Fuel
Cell and Hydrogen Generation
Operating Cash Invested in New
Product Commercialization / Ramp Up
Operating Cash Invested in New
Product Commercialization / Ramp Up
Value as Venture Business with
Developed Technology
Value as Venture Business with
Developed Technology

Rationale for Investing in Hyster-Yale
•
Core business is a value business, generating strong cash returns over the cycle.  Strong brands and solid customer base.
–
Opportunity for volume growth through industry share gains.
–
Strong, stable management with proven success record.
•
Nuvera offers significant growth potential as an alternative power source with patented design features.  Strong customer value proposition in high-growth market segment.

Appendix 26

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HYSTER-YALE MATERIALS HANDLING

Non-GAAP Disclosure

Adjusted
Lift
Truck
Business
Operating
Profit,
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
Adjusted
Lift
Truck
Business
Operating
Profit
is
defined
as
Lift
Truck
Operating
Profit,
as
reported,
adjusted
for
the
pre-tax
effect
of
the
$17.7
million
gain
on
sale
from
the
Brazil
land
and
facility;
EBITDA
is
defined
as
income
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

COMMITTED to GROWTH

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Non-GAAP Reconciliation
Year Ended December 31
Qtr.
Trailing 12
Months
2010
2011
2012
2013
2014
9/30/15
9/30/15
Reconciliation of EBITDA
Net income attributable to stockholders
$32.4
$82.6
$98.0
$110.0
$109.8
$20.9
$83.9
Noncontrolling interest income (loss)
(0.1)
–
0.1
0.2
0.4
0.1
0.5
Income taxes provision
1.8
18.9
7.0
17.2
39.9
7.4
24.0
Interest expense
16.6
15.8
12.4
9.0
3.9
1.3
4.2
Interest income
(2.3)
(1.8)
(1.5)
(1.8)
(1.1)
(0.3)
(1.0)
Depreciation and amortization expense
33.9
31.3
28.0
30.2
29.7
7.2
29.4
EBITDA
$82.3
$146.8
$144.0
$164.8
$182.6
$36.6
$141.0
($ in millions)

Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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Non-GAAP Reconciliation (continued)
($ in millions)
Reconciliation of Return on Total Capital Employed (ROTCE)
9/30/15 LTM
LTM  Average Stockholders' Equity (9/30/15, 6/30/15, 3/31/15, 12/31/14, and 9/30/14)
$451.8
LTM  Average Debt (9/30/15, 6/30/15, 3/31/15, 12/31/14, and 9/30/14)
41.1
LTM  Average Cash (9/30/15, 6/30/15, 3/31/15, 12/31/14, and 9/30/14)
(102.9)
LTM average capital employed
$390.0
LTM Net income
$83.9
Plus: LTM Interest expense, net
3.2
Less: Income taxes on interest expense, net at 38%
(1.2)
Actual return on capital employed = actual net income before interest expense, net, after tax
$85.9
Actual return on capital employed percentage
22.0%
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation
($ in millions)
Year Ended December 31
Trailing 12
Months
2010
2011
2012
2013
2014
9/30/15
Reconciliation of Cash Flow before Financing
Net cash provided by operations
$47.5
$54.6
$128.7
$152.9
$100.0
$90.1
Net cash used for investing activities
(8.5)
(15.9)
(19.5)
(26.1)
(44.4)
(37.2)
Cash Flow before Financing
$39.0
$38.7
$109.2
$126.8
$55.6
$52.9

Supplemental Information

HYSTER-YALE MATERIALS HANDLING

NACCO MATERIALS HANDLING GROUP

HYSTER

Yale

UTILEV®
THE UTILITY LIFT TRUCK™

NUVERA®

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

The History of Hyster-Yale and its brands
Hyster founded in Portland, Oregon as the Willamette Ersted Company
1929
1944
Company name officially changed to Hyster Company
1875
Yale Lock Mfg. broadens its scope into materials handling
1963
Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division
1971
Yale forges a partnership with Sumitomo Ltd
1989
1989
Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)

2012
2012
1985
Yale acquired by NACCO Industries
1989
Hyster acquired by NACCO Industries
Hyster-Yale formed as independent public company following spin-off by NACCO
2011
2011
NMHG introduces the UTILEV lift truck for the utility segment of the market
2014
2014
NMHG, HY’s operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market

Fairview, Oregon
Global administrative center; counterbalanced development center for design and testing of lift trucks, prototype equipment and component parts
Danville, Illinois
Americas parts distribution center
Cleveland, Ohio
Hyster-Yale corporate headquarters
Irvine, Scotland
European Divisional Support center
Frimley, Surrey UK
Divisional headquarters, Engineering Concept Center and marketing and sales operations for Hyster® and Yale® in Europe
Hefei, China
Supply chain procurement center
Obu, Japan (JV)
Headquarters, development center and assembly of lift trucks and parts distribution center for Sumitomo-NACCO JV
Shanghai, China (JV)
Assembly of lift trucks by Shanghai Hyster joint venture, supply chain procurement center and marketing operations of China
Billerica, Massachusetts
Nuvera research and development
Sulligent, Alabama
Manufacture of component parts for lift trucks
Greenville, NC
Divisional headquarters and marketing and sales operations for Hyster® and Yale® in Americas; Americas warehouse development center; assembly of lift trucks and manufacture of component parts
Masate, Italy
Assembly of lift trucks; European warehouse development center
Ramos Arizpe, Mexico
Manufacture of component parts for lift trucks
Cavite, Philippines
Manufacture components for Sumitomo-NACCO JV
San Donato, Italy
Integration and testing
Berea, Kentucky
Assembly of lift trucks and manufacture of component parts
Barueri, Brazil
Marketing, sales and administrative center
Nijmegen, Netherlands
Big trucks development center; manufacture and assembly of big trucks and component parts; European parts distribution center
Pune, India
Engineering design and supply chain services
Kuala Lumpur, Malaysia
Asia support office
Charlotte, North Carolina
Customer experience and training center
Craigavon, N. Ireland
Manufacture of lift trucks; cylinder and mast fabrication and assembly for Europe
Hanoi, Vietnam
Manufacture components for Sumitomo-NACCO JV
Itu, Brazil
Assembly of lift trucks and parts distribution center
Sao Paulo, Brazil
Marketing operations for Brazil
Sydney, Australia
Divisional headquarters, sales and marketing and parts distribution center for Asia-Pacific

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Global Footprint 33

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Business Has Been Transformed
Comprehensive, updated product line
Average product age since last
upgrade –
less than 4 years
Designed to meet customer needs
and provide low overall cost of
ownership
Multiple power solutions to meet
performance, cost, and environmental
needs
Product Range
Product Range
Manufacturing
Manufacturing
Globally integrated, lean operations
with economies of scale
Assembled in market of sale
Continuous efficiency improvements
DFT implementation globally

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Business Has Been Transformed
Centralized supply chain
management
Highly flexible low cost
supply chain
30%+ low cost country
sourcing
Concentrated supplier base
Intense focus on supplier
quality
Supply Chain
Supply Chain
Aftermarket
Aftermarket
Quality
Quality
Customer driven
programs
North America’s warranty
rates reduced
significantly over the last
five years
Model Year upgrades
High first time fill %
Comprehensive all
makes parts program
Strong Fleet
management program
Telematics solutions
across product line

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

The Basic Philosophies That Guide Our Actions
Global supplier of lift
trucks and related
services
Understand and address
the needs of customers
Brands focused on unique
segments of the market
Market share growth
Market through exclusive,
independent, certified
distribution
Sell direct to large
customers
Capture full aftermarket
potential
Customer
Customer
Internal
Internal
Distribution
Distribution
Full line product supplier to meet the
needs of major customer segments
Modular/scalable components to create
the right product at right cost
Supply chain organization to deliver high
quality / low cost components
Assemble in market of sale to meet
customer needs quickly
Product quality to deliver the best uptime
in the industry
An environment that motivates and retains
high-quality employees

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder
value
Return on Capital
Employed and
Market Share
Increase focus

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Competitive Advantages

•
Able to meet customers needs globally
•
Global economies of scale
•
New investment in alternative energy solutions
•
Young/ fresh product line
•
Source of aftermarket profitability
•
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
•
Independent distribution model
•
Exclusive distribution
•
Combine OEM excellence with entrepreneurial
distribution focused on customer
•
Long relationships
•
Able to meet most needs
•
National Account programs
Customer Relationships
•
High performance metrics
•
Large fleet program
Aftermarket Support
Employee Relationships
•
Engaged workforce
•
Experienced leadership
•
Equal treatment
•
High return for our stockholders
•
Low capital employed structure
•
Partnership relationships to limit capital needs
Focus on Return on Capital

'03 – '14: 4.1% CAGR

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Historical Consolidated Revenue
$1,780
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,644
$0
$1,000
$2,000
$3,000
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM
(1)
_____________________
(1)
As of September 30, 2015.
($ in millions)

CAPACITY

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Is a True Full Line Supplier
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Reach Stackers
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment

Forklifts

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Lift Truck Overview and Sources of Revenue
2014 Worldwide Sales by Product
2014 Sales by Geography
2014
Retail
Shipments
by
End
Market
(1)
_____________________
(1)
Represents Hyster-Yale North American unit shipments by industry.
(2)
Includes Big Truck sales that represent 11.3% of total sales.

•
Leading global lift truck manufacturer in terms of units sold
–
#3 globally in 2014
–
Large installed base that drives parts sales
–
Over 825,000 units worldwide
–
Sales of 87,600 units in 2014
–
Sales of >4,500 units at SN JV in Japan & Asia in 2014
Key Highlights
•
Diverse customer and application base
•
Global independent dealer network
•
Comprehensive, updated global product line
•
Globally integrated operations with economies of scale
•
Experienced management team
Manufacturing
27%
Wholesale
Distribution
14%
Food & Beverage
13%
Rental
10%
Home Centers/
Retail
11%
Freight & Logistics
10%
Paper
6%
Other
9%
Americas
67%
Europe, Africa
& Middle East
25%
Asia-Pacific
8%
(2)
Internal
Combustion
Engine
Units
55%
Electric
Units
28%
Parts
13%
Other
4%

MAERSK
IKEA
BOEING
CEVA
Heinz
TOLL
CarterHoltHarvey
COSTCO.COM
RENAULT
Con-way
GE
Ford
Heineken
VISY
FOR A BETTER WORLD
Nestlé
Kellogg's

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Key Relationships…Our Customers
The Customer
Direct to customer sales to
major accounts
Account Identification
Teams
Solutions Groups
Special Application teams
Global Account teams
Investment in global CRM
system
Blue Chip Customer Base

Understanding
Customer Needs

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Key Relationships…Our Dealers
The Dealer
Independent
Exclusive
Entrepreneurial
Committed
partner
Dual-line or
single
Over 1,000
global dealer
locations
Enhancing
performance
Dealer Excellence programs
Dealer incentives
Term-based contracts
Strengthening the
distribution footprint
Sales and Service territories
(SSTs)
Competitor conversions
In-territory acquisitions
More than
2,000 application
consultants
Over 11,000
service technicians

Strong
Independent
Distribution

HFS HAS ALREADY SUCCESSFULLY SUPPORTED A NUMBER OF HYSTER DEALERS.
THIS IS WHAT THEY HAVE TO SAY
FLEXIBLE FINANCING THROUGH PARTNERSHIP

alfaland
EL PRECIO MÁS BAJO EN LAS MEJORES CONDICIONES DE PAGO Y FINANCIACIÓN
EN VENTA 19.400 €
Modelo Hyster H2.5CT Contrapesada térmica
www.alfaland.es
678754975

Access GE Executive Education

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Yale Financial Services

Produktivität
14.990€

Produktivität
14.990€

dll financial solutions partner

BNP PARIBAS LEASING SOLUTIONS

UniCredit Leasing

SMFL Sumitomo Mitsui Finance and Leasing Co., Ltd.

Delivering

BRING IT.

HYSTER FINANCIAL SERVICES

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

44 Key Relationships…Our Financing Partners

Positive Environment to Gain Share and Margin Performance Over Next Two Years

•
Product gaps filled to position Hyster-Yale in most application segments and improve margins
•
Second-tier competitors in the ICE segment more vulnerable due to their weak economies of scale position
•
Key warehouse segment competitors are regional
•
Key Big Truck segment competitors are niche
Over the longer-term, as core strategic initiatives are executed and mature, share gains are expected to occur

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Lift Truck Business Operating Profit Trends and % of Sales
Prior Cycle Market Peak
Mid-Cycle Market
_____________________
(1)
Lift Truck Segment Operating Profit, as reported
(2)
Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the
GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the
Appendix starting on page 26.

7% TARGET
2.1%
4.5%
4.8%
5.0%
5.5%
($ in millions)
2.0%
Gap
Closure
5.0%
$57.3
$111.7
$134.3
$133.3
(2)
$131.2
$151.0
(1)
$25
$50
$75
$100
$125
$150
2007
2012
2013
2014
LTM Q3 2015

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives
Basic Business Areas
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Core strategic initiatives were designed to drive the economic engine by increasing share…

Worldwide
Distribution
Strength to Drive
Market Share
Geographic
and Product
Balance
Volume
Economies
of Scale
Succeed in
Asia
Low Cost of
Ownership
Enhance
Independent
Distribution
Improve
Warehouse
Position
Understand
Customer
Needs
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Commercialize
Nuvera’s
Technology
Strengthen the Sales and
Marketing Organization
Enhance Big
Truck Market
Position
Parts and Service
Volume
Large Lift Truck
Population in Service

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Lift Truck Strategic Initiatives

Strategic Objective
Key Elements
•
Provide the right product and
solution to meet the specific
needs of different customers
across multiple industries
•
Segmentation of products and industries
•
Development of Utility, Standard and
Premium products
•
Range of options to match needs of
different industries
•
Targeted sales and marketing effort
Initiative
Understand
Customer Needs
Strategic Objective
Key Elements
•
Deliver lowest cost of ownership
for all of our customers based
on their specific application
•
Understand major cost drivers:
•
Direct (truck price, fuel, service,
operator, uptime)
•
Indirect (safety, litigation, pollution)
•
Implement right solutions for lower
costs
Initiative
Low Cost of
Ownership
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Lift Truck Strategic Initiatives

Strategic Objective
Key Elements
Initiative
Strategic Objective
Key Elements
Initiative
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse
•
Develop the strongest
independent, exclusive dealer
network
Enhance Independent
Distribution
•
Develop all dealers
•
Appoint / convert successful dealers
•
Expand number of dual line dealers
•
Enhance dealer value proposition
•
Combine dealer entrepreneurship with
OEM support
•
Strengthen penetration of the
growing warehouse segment
Improve Warehouse
Position
•
Enhance product ranges
•
Develop stronger direct sales
capabilities
•
Develop dealer resources and
specialization
•
Enhance marketing services and
support

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Core Lift Truck Strategic Initiatives

Strategic Objective
Key Elements
Initiative
Strategic Objective
Key Elements
Initiative
Outcome: Increase Share and Strengthen Distribution at Accelerated Pace
Outcome: Enhance leading market position in Big Trucks
Succeed in Asia
Enhance Big Truck
Market Position
•
Expand market penetration
throughout Asia
•
Increase leading market
position in Big Trucks / Become
vendor of choice in Big Truck
segment
•
Organic growth through development of
dealer network and direct selling capabilities
•
Development of long term strategic
partnerships
•
Development of right products
•
Development of support infrastructure
•
New products
•
Business unit concept in each region
•
Global team coordination
•
Focus on industry and solutions
•
Success with large port operators
•
Comprehensive Tier 4 offering

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Lift Truck Strategic Initiatives

Strategic Objective
Key Elements
Initiative
Outcome: Gain momentum leading to higher unit volumes and enhanced market share
Strengthen Sales and
Marketing Organization
•
Strengthen and align sales and
marketing organization in all
geographic regions
•
Greater accountability for results through smaller
sales management areas
•
Leaders provided with new tools and enhanced
reporting capabilities
•
Solutions Groups to develop product specific
expertise for customer clusters
•
Major focus on account identification and coverage
•
Implementing new sales approach with appropriate
tools to enhance solutions selling skills

✓	
			✓
		✓	
	✓		
		✓	
			✓
	✓		
	✓		

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Early Stage
Mid Stage
Achieved
Breakthrough
Understand Customer Needs
Low Cost of Ownership
Enhance Independent Distribution
Improve Warehouse Position
Succeed in Asia
Enhance Big Truck Market Position
Strengthen Sales and Marketing Organization
Commercialize Nuvera’s Fuel Cell Technology
Our core strategic initiative flywheels are in various stages of momentum. Share gain is expected to take place as they gain
momentum…
Core
Strategic
Initiatives
–
Stages
of
Momentum

✓
			✓
			✓
			✓
			✓
		✓	
	✓		
	✓		
	✓		
			✓
		✓	

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Early Stage
Mid Stage
Achieved
Breakthrough
Product Improvement
Supply Chain
Manufacturing
Quality
Pricing
Dealer Structure and Excellence
Area Sales Management
Account Identification and Coverage
Solutions Groups
Aftermarket
Fleet
We believe momentum is gaining in all key
areas of the business…
Key
Business
Areas
–
Stages
of
Momentum

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Nuvera Fuel Cells Business

Strategic Objective
Key Elements
Initiative
Commercialize
Nuvera’s Fuel Cell
Technology
•
Acquired in December 2014
•
Strong patent portfolio
•
Enables active participation in the
growing hydrogen and fuel cell market
•
Integration of Nuvera’s technology into
Hyster-Yale’s lift truck product range
•
Supports other key strategic initiatives
Outcome: Successfully create an integrated fuel cell power solution option for customers
•
Commercialize Nuvera’s
technology through introduction of
new fuel cell and improved
hydrogen generation products and
enhance our lift truck business
value proposition

NUVERA
POWERTAP
POWEREDGE
Yale

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Why Nuvera? Nuvera’s Products – The Total Power Solution 55 NMHG + Nuvera: One stop for your hydrogen and fuel cell needs… GENERATION DELIVERY ELECTRIC POWER INDUSTRIAL MOBILITY

NUVERA®

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Nuvera Technology
Patents across hydrogen value chain
Fuel cell stack a strong fit for industrial mobility
•
Metallic cell structure for robustness
•
Open flow field for high power density
Steam methane reformation based hydrogen generation
•
On-site appliance
•
Efficient and durable solution
Future Electro chemical compressor using fuel cell concepts

ORION® Gen1
POWEREDGE
ORION
ORION® Gen2

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Nuvera Orion ® Technology 57 Integrated Fuel Cell Hybrid Truck Battery Box Replacement

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Fuel Cell System vs. Batteries

Productivity
Increase
Time saved refueling and
changing batteries
Constant Power
Power throughout shift and
improved truck electronic life
Environmentally
Clean
Minimal carbon footprint and
zero indoor emissions
Floor Space
Utilization
Recapture battery storage and
charging floor space
* Depending on application
Economics
Significant ROI*

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Capturing More Lifecycle Value
NMHG/HY
NMHG/Dealer
Utility Company
Utility Company
Nuvera/Dealer
Nuvera
NMHG/Dealer
NMHG/HY
Lead Acid Battery*
PowerEdge
®
Solution*
*Representative Total Cost of Operation based on NREL 2013 report
Battery Supplier

_____________________
(1) Currently set to expire on 1/1/17
Energy
Maint
Batteries
& Charger
Truck
Eligible for
30% US Tax
Credit
(1)
Truck
PowerEdge
Maint
Fuel
(PowerTap)
Energy

$
$
$
$
NACCO MATERIALS HANDLING GROUP
NUVERA
NACCO MATERIALS HANDLING GROUP

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Near-Term Fuel Cell Opportunity
Market
Market
Customer Targets
Existing Fuel Cell Users
Nuvera/ NMHG Customers
High productivity applications
Share Growth
Target Warehouse customers
Low cost of ownership
North America Market
140k+ units per year
750k+ unit population
Battery replacement for
Class 1, 2, and 3 electric trucks
Economics
Economics
HY Revenue
HY Revenue
Fuel Cell
Similar
acquisition
costs
Lower total cost of ownership
Incremental
revenue
with
H2
fuel
Batteries
$18-20k lifetime spend
$12k for 3 batteries
$6-8k for 1 charger
Battery
Vendor

Conventional
Battery
Incremental
Truck Sales
Fuel cell
alternatives